UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2023

Mercato Partners Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41017	86-2230021
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2750 E. Cottonwood Parkway Suite #500 Cottonwood Heights, Utah	84121
(Address of Principal Executive Offices)	(Zip Code)

(801) 220-0055

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one warrant	MPRAU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	MPRA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	MPRAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 28, 2023, Mercato Partners Acquisition Corporation, a Delaware corporation (“Mercato”), held a special meeting of stockholders (the “Special Meeting”) in connection with the proposed business combination pursuant to that Business Combination Agreement, dated as of February 26, 2023 (as may be amended from time to time, the “Business Combination Agreement”), by and among Mercato, Nuvini Holdings Limited, an exempted company incorporated with limited liability in the Cayman Islands (“Nuvini” and with all its subsidiaries, the “Nuvini Group”), Nvni Group Limited, an exempted company incorporated with limited liability in the Cayman Islands (“New Nuvini”), and Nuvini Merger Sub, Inc., a Delaware corporation (“Merger Sub”), as described in the proxy statement, as amended, filed by Mercato with the Securities and Exchange Commission (the “SEC”) on September 8, 2023 (the “Proxy Statement”). Present at the Special Meeting were holders of 8,013,706 shares of Mercato’s Class A common stock, par value $0.0001 per share (“Mercato Class A Common Stock”) and Mercato’s Class B common stock, par value $0.0001 per share (“Mercato Class B Common Stock” and together with Mercato Class A Common Stock, the “Common Stock”) in person or by proxy, representing 79.74% of the voting power of the Common Stock as of September 1, 2023, the record date for the Special Meeting (the “Record Date”), and constituting a quorum for the transaction of business. As of the Record Date, there were 10,050,363 shares of Common Stock outstanding. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Proxy Statement.

At the Special Meeting, Mercato’s stockholders approved the Business Combination Proposal and the Merger Proposal, in each case as defined and described in greater detail in the Proxy Statement.

The approval of the Business Combination Proposal required the affirmative vote (in person or by proxy) of holders of a majority of the outstanding shares of Common Stock entitled to vote and actually voted thereon at the Special Meeting, voting as a single class. The approval of the Merger Proposal required the affirmative vote (in person or by proxy) of holders of a majority of the outstanding shares of Common Stock entitled to vote thereon at the Special Meeting, voting as a single class. The Adjournment Proposal, as defined and described in greater detail in the Proxy Statement, was not presented to Mercato’s stockholders as the Business Combination Proposal and the Merger Proposal each received a sufficient number of votes for approval.

Set forth below are the final voting results for the Business Combination Proposal and the Merger Proposal:

Proposal 1: The Business Combination Proposal

The Business Combination Agreement and the transactions contemplated thereby, pursuant to which, among other things, (i) Nuvini shareholders will contribute (the “Contribution”) to New Nuvini all of the issued and outstanding ordinary shares, par value $0.00001 per share, of Nuvini in exchange for newly issued ordinary shares, par value $0.00001 per share, of New Nuvini (“New Nuvini Ordinary Shares”), and (ii) Merger Sub will merge with and into Mercato, with Mercato surviving as a wholly-owned, indirect subsidiary of New Nuvini (the “Merger” and together with the Contribution and the other transactions contemplated by the Business Combination Agreement, the “Business Combination”), were approved and adopted. The voting results were as follows:

For	Against	Abstentions
7,975,698	38,008	0

Proposal 2: The Merger Proposal

The Merger, pursuant to which Merger Sub will merge with and into Mercato, with Mercato surviving as a wholly-owned, indirect subsidiary of New Nuvini, and each unit issued in Mercato’s initial public offering (the “IPO”) that is issued and outstanding immediately prior to the time the Merger becomes effective (the “Merger Effective Time”) will be automatically separated and the holder thereof will be deemed to hold one (1) share of Mercato Class A Common Stock and one-half (1/2) of one public warrant to purchase one share of Mercato Class A Common Stock at a price of $11.50 per share (“Public Warrant”), each share of Mercato Class A Common Stock and each share of Mercato Class B Common Stock, issued and outstanding immediately prior to the Merger Effective Time will be automatically canceled and converted into the right to receive one New Nuvini Ordinary Share, with a value ascribed to each such New Nuvini Ordinary Share of $10.00 and each Public Warrant and each private placement warrant, purchased concurrently with the closing of the IPO, to purchase one share of Mercato Class A Common Stock at a price of $11.50 per share, outstanding and unexercised immediately prior to the Merger Effective Time will cease to represent a right to acquire Mercato Class A Common Stock and will convert into a warrant to purchase one New Nuvini Ordinary Share at a price of $11.50 (“New Nuvini Warrant”), on substantially the same contractual terms and thereupon be assumed by New Nuvini pursuant to the warrant assignment, assumption and amendment agreement, was approved and adopted. The voting results were as follows:

For	Against	Abstentions
7,975,697	38,009	0

Item 7.01 Regulation FD Disclosure.

Mercato expects the Business Combination to close on September 29, 2023 and New Nuvini Ordinary Shares and New Nuvini Warrants to commence trading on The Nasdaq Capital Market under the ticker symbols “NVNI” and “NVNIW,” respectively, when market opens on October 2, 2023.

Forward-Looking Statements

This Current Report on Form 8-K includes, or incorporates by reference, certain statements that are not historical facts but may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the “safe harbor” provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” or the negatives of these terms or variations of them or similar terminology or expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the anticipated closing of the proposed Business Combination, and the expected commencement date for trading on The Nasdaq Capital Market of New Nuvini’s securities. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Mercato, the Nuvini Group and New Nuvini. These statements are subject to a number of risks and uncertainties regarding New Nuvini’s business and the Business Combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to: the inability of the parties to consummate the Business Combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the failure to satisfy the conditions to the consummation of the transaction, including the risk that any closing condition in the Business Combination Agreement is not met and the failure to receive certain governmental and regulatory approvals; the lack of a third party valuation in determining whether or not to pursue the proposed transaction; and the ability of New Nuvini to obtain or maintain the listing of its securities on a U.S. national securities exchange following the Business Combination. The foregoing list of risk factors is not exhaustive. There may be additional risks that Mercato, the Nuvini Group or New Nuvini presently do not know or that they currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. While Mercato, the Nuvini Group and New Nuvini may elect to update these forward-looking statements in the future, Mercato, the Nuvini Group and New Nuvini specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing assessments of Mercato, the Nuvini Group or New Nuvini as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements. Nothing herein should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or results of such forward-looking statements will be achieved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2023

Mercato Partners Acquisition Corporation

/s/ Scott Klossner
Name: Scott Klossner
Title: Chief Financial Officer